Offerings - Offering: 1	Aug. 31, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 27,274,580.00
Amount of Registration Fee	$ 3,766.62
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $27,274,580.00. The fee of $3,766.6195 was previously paid - Accession No. 0001104659-26-103579.